                                                                   EXHIBIT 16

                                POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety, and Michael J. Roland, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                              1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                     33-23512                   811-5629
ING Equity Trust                        333-56881                  811-8817
ING Funds Trust                         333-59745                  811-8895
ING Investment Funds, Inc.              002-34552                  811-1939
ING Mayflower Trust                     33-67852                   811-7978
ING Mutual Funds                        33-56094                   811-7428
ING Variable Insurance Trust            333-83071                  811-9477
ING Variable Products Trust             33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.      33-73520                   811-8250
ING VP Natural Resources Trust          33-26116                   811-5710
USLICO Series Fund                      33-20957                   811-05451
ING Prime Rate Trust                    333-68239  ($5 mil)        811-5410
                                        333-61831 ($25 mil)        811-5410
ING Senior Income Fund                  333-54910                  811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/ James M. Hennessy
---------------------
James M. Hennessy
     President and Chief Executive Officer
       ING Investors Trust
     President, Chief Executive Officer and Chief Operating Officer
       ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                               POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey
S. Puretz, Theresa K. Kelety and James M. Hennessy, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:


REGISTRANT                          1933 ACT SEC FILING #    1940 ACT SEC FILING #
ING Investors Trust                 33-23512                  811-5629
ING Equity Trust                    333-56881                 811-8817
ING Funds Trust                     333-59745                 811-8895
ING Investment Funds, Inc.          002-34552                 811-1939
ING Mayflower Trust                 33-67852                  811-7978
ING Mutual Funds                    33-56094                  811-7428
ING Variable Insurance Trust        333-83071                 811-9477
ING Variable Products Trust         33-73140                  811-8220
ING VP Emerging Markets Fund, Inc.  33-73520                  811-8250
ING VP Natural Resources Trust      33-26116                  811-5710
USLICO Series Fund                  33-20957                  811-05451
ING Prime Rate Trust                333-68239  ($5 mil)       811-5410
                                    333-61831 ($25 mil)       811-5410
ING Senior Income Fund              333-54910                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as

/s/ Michael J. Roland
--------------------------
Michael J. Roland
     Executive President and Chief Financial Officer
       ING Investors Trust
     Executive Vice President, Principal Financial Officer and Assistant
       Secretary ING Equity Trust, ING Funds Trust, ING Investment Funds, Inc., ING Mayflower Trust, ING Mutual Funds, ING Variable Insurance Trust, ING Variable Products Trust, ING VP Emerging Markets Fund, Inc., ING VP Natural Resources Trust, USLICO Series Fund, ING Prime Rate Trust and ING Senior Income Fund.

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                             1933 ACT SEC FILING #     1940 ACT SEC FILING #
ING Investors Trust                    33-23512                   811-5629
ING Equity Trust                       333-56881                  811-8817
ING Funds Tmst                         333-59745                  811-8895
ING Investment Funds, Inc.             002-34552                  811-1939
ING Mayflower Trust                    33-67852                   811-7978
ING Mutual Funds                       33-56094                   811-7428
ING Variable Insurance Trust           333-83071                  811-9477
ING Variable Products Trust            33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.     33-73520                   811-8250
ING VP Natural Resources Trust         33-26116                   811-5710
USLICO Series Fund                     33-20957                   811-05451
ING Prime Rate Trust                   333-68239($5 mil)          811-5410
                                       333-61831($25 MIL)         811-5410
ING Senior Income Fund                 333-54910                  811-10223


I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ Paul S. Doherty
-------------------
Paul S. Doherty, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffirey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:


REGISTRANT                            1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                   33-23512                   811-5629
ING Equity Trust                      333-56881                  811-8817
ING Funds Trust                       333-59745                  811-8895
ING Investment Funds, Inc.            002-34552                  811-1939
ING Mayflower Trust                   33-67852                   811-7978
ING Mutual Funds                      33-56094                   811-7428
ING Variable Insurance Trust          333-83071                  811-9477
ING Variable Products Trust           33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.    33-73520                   811-8250
ING VP Natural Resources Trust        33-26116                   811-5710
USLICO Series Fund                    33-20957                   811-05451
ING Prime Rate Trust                  333-68239 ($5 mil)         811-5410
                                      333-61831 ($25 mil)        811-5410
ING Senior Income Fund                333-54910                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ J. Michael Earley
-------------------
J. Michael Earley, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:


REGISTRANT                         1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                33-23512                   811-5629
ING Equity Trust                   333-56881                  811-8817
ING Funds Trust                    333-59745                  811-8895
ING Investment Funds, Inc.         002-34552                  811-1939
ING Mayflower Trust                33-67852                   811-7978
ING Mutual Funds                   33-56094                   811-7428
ING Variable Insurance Trust       333-83071                  811-9477
ING Variable Products Trust        33-73140                   811-8220
ING VP Emerging Markets Fund, Inc. 33-73520                   811-8250
ING VP Natural Resources Trust     33-26116                   811-5710
USLICO Series Fund                 33-20957                   811-05451
ING Prime Rate Trust               333-68239 ($5 mil)         811-5410
                                   333-61831 ($25 MIL)        811-5410
ING Senior Income Fund             333-54910                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-factand agent to any and all amendments to such Registration Statements.

Ths Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ Barbara Gitenstein
--------------------------------
R. Barbara Gitenstein, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                          1933 ACT SEC FILING #       1940 ACT SEC FILING #
ING Investors Trust                 33-23512                    811-5629
ING Equity Trust                    333-56881                   811-8817
ING Funds Trust                     333-59745                   811-8895
ING Investment Funds, Inc.          002-34552                   811-1939
ING Mayflower Trust                 33-67852                    811-7978
ING Mutual Funds                    33-56094                    811-7428
ING Variable Insurance Trust        333-83071                   811-9477
ING Variable Products Trust         33-73140                    811-8220
ING VP Emerging Markets Fund, Inc.  33-73520                    811-8250
ING VP Natural Resources Trust      33-26116                    811-5710
USLICO SERIES Fund                  33-20957                    811-05451
ING Prime Rate Trust                333-68239 ($5 mil)          811-5410
                                    333-61831 ($25 mil)         811-5410
ING Senior Income Fund              333-54910                   811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ Walter H. May
--------------------------------
Walter H. May, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                             1933 ACT SEC FILING #     1940 ACT SEC FILING #
ING Investors Trust                    33-23512                  811-5629
ING Equity Trust                       333-56881                 811-8817
ING Funds Trust                        333-59745                 811-8895
ING Investment Funds, Inc.             002-34552                 811-1939
ING Mayflower Trust                    33-67852                  811-7978
ING Mutual Funds                       33-56094                  811-7428
ING Variable Insurance Trust           333-83071                 811-9477
ING Variable Products Trust            33-73140                  811-8220
ING VP Emerging Markets Fund, Inc.     33-73520                  811-8250
ING VP Natural Resources Trust         33-26116                  811-5710
USLICO Series Fund                     33-20957                  811-05451
ING Prime Rate Trust                   333-68239 ($5 mil)        811-5410
                                       333-61831 ($25 mil)       811-5410
ING Senior Income Fund                 333-54910                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ Thomas J. McInerney
-------------------------------------
Thomas J. McInerney, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                                1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                       33-23512                   811-5629
ING Equity Trust                          333-56881                  811-8817
ING Funds Trust                           333-59745                  811-8895
ING Investment Funds, Inc.                002-34552                  811-1939
ING Mayflower Trust                       33-67852                   811-7978
ING Mutual Funds                          33-56094                   811-7428
ING Variable Insurance Trust              333-83071                  811-9477
ING Variable Products Trust               33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.        33-73520                   811-8250
ING VP Natural Resources Trust            33-26116                   811-5710
USLICO Series Fund                        33-20957                   811-05451
ING Prime Rate Trust                      333-68239 ($5 mil)         811-5410
                                          333-61831 ($25 mil)        811-5410
ING Senior Income Fund                    333-54910                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/  Jock Patton
-----------------------------
Jock Patton, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                             1933 ACT SEC FILING #     1940 ACT SEC FILING #
ING Investors Trust                    33-23512                  811-5629
ING Equity Trust                       333-56881                 811-8817
ING Funds Trust                        333-59745                 811-8895
ING Investment Funds, Inc.             002-34552                 811-1939
ING Mayflower Trust                    33-67852                  811-7978
ING Mutual Funds                       33-56094                  811-7428
ING Variable Insurance Trust           333-83071                 811-9477
ING Variable Products Trust            33-73140                  811-8220
ING VP Emerging Markets Fund, Inc.     33-73520                  811-8250
ING VP Natural Resources Trust         33-26116                  811-5710
USLICO Series Fund                     33-20957                  811-05451
ING Prime Rate Trust                   333-68239 ($5 mil)        811-5410
                                       333-61831 ($25 mil)       811-5410
ING Senior Income Fund                 333-54910                 811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.


/s/ David W.C. Putnam
-----------------------------------
David W.C. Putnam, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                            1933 ACT SEC FILING #       1940 ACT SEC FILING #
ING Investors Trust                   33-23512                    811-5629
ING Equity Trust                      333-56881                   811-8817
ING Funds Trust                       333-59745                   811-8895
ING Investment Funds, Inc.            002-34552                   811-1939
ING Mayflower Trust                   33-67852                    811-7978
ING Mutual Funds                      33-56094                    811-7428
ING Variable Insurance Trust          333-83071                   811-9477
ING Variable Products Trust           33-73140                    811-8220
ING VP Emerging Markets Fund, Inc.    33-73520                    811-8250
ING VP Natural Resources Trust        33-26116                    811-5710
USLICO Series Fund                    33-20957                    811-05451
ING Prime Rate Trust                  333-68239 ($5 mil)          811-5410
                                      333-61831 ($25 mil)         811-5410
ING Senior Income Fund                333-54910                   811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.

/s/ Blaine E. Rieke
----------------------------------
Blaine E. Rieke, Director Trustee

                               POWER OF ATTORNEY

I, the undersigned Chairman and Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                              1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                     33-23512                   811-5629
ING Equity Trust                        333-56881                  811-8817
ING Funds Trust                         333-59745                  811-8895
ING Investment Funds, Inc.              002-34552                  811-1939
ING Mayflower Trust                     33-67852                   811-7978
ING Mutual Funds                        33-56094                   811-7428
ING Variable Insurance Trust            333-83071                  811-9477
ING Variable Products Trust             33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.      33-73520                   811-8250
ING VP Natural Resources Trust          33-26116                   811-5710
USLICO Series Fund                      33-20957                   811-05451
ING Prime Rate Trust                    333-68239 ($5 mil)         811-5410
                                        333-61831 ($25 mil)        811-5410
ING Senior Income Fund                  333-54910                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/ John G. Turner
---------------------------------------------
John G. Turner, Chairman and Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                               1933 ACT SEC FILING #       1940 ACT SEC FILING #
ING Investors Trust                      33-23512                    811-5629
ING Equity Trust                         333-56881                   811-8817
ING Funds Trust                          333-59745                   811-8895
ING Investment Funds, Inc.               002-34552                   811-1939
ING Mayflower Trust                      33-67852                    811-7978
ING Mutual Funds                         33-56094                    811-7428
ING Variable Insurance Trust             333-83071                   811-9477
ING Variable Products Trust              33-73140                    811-8220
ING VP Emerging Markets Fund, Inc.       33-73520                    811-8250
ING VP Natural Resources Trust           33-26116                    811-5710
USLICO Series Fund                       33-20957                    811-05451
ING Prime Rate Trust                     333-68239 ($5 mil)          811-5410
                                         333-61831 ($25 mil)         811-5410
ING Senior Income Fund                   333-54910                   811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1,2003.

/s/ Roger B. Vincent
----------------------------------
Roger B. Vincent, Director/Trustee

                               POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Michael J. Roland, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment
Companies:

REGISTRANT                              1933 ACT SEC FILING #      1940 ACT SEC FILING #
ING Investors Trust                     33-23512                   811-5629
ING Equity Trust                        333-56881                  811-8817
ING Funds Trust                         333-59745                  811-8895
ING Investment Funds, Inc.              002-34552                  811-1939
ING Mayflower Trust                     33-67852                   811-7978
ING Mutual Funds                        33-56094                   811-7428
ING Variable Insurance Trust            333-83071                  811-9477
ING Variable Products Trust             33-73140                   811-8220
ING VP Emerging Markets Fund, Inc.      33-73520                   811-8250
ING VP Natural Resources Trust          33-26116                   811-5710
USLICO Series Fund                      33-20957                   811-05451
ING Prime Rate Trust                    333-68239 ($5 mil)         811-5410
                                        333-61831 ($25 mil)        811-5410
ING Senior Income Fund                  333-54910                  811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of December 1, 2003.


/s/ Richard A. Wedemeyer
---------------------------------------
Richard A. Wedemeyer, Director/Trustee